-------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported)
                               October 18, 1999

                 ACEMRESCO Residential Securities Corporation
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


          Delaware                     333-30759              75-2620414
---------------------------          ------------         -------------------
State or Other Jurisdiction           (Commission         (I.R.S. Employer
     Of Incorporation)                File Number)        Identification No.)

    700 North Pearl Street
          Suite 2400
         Dallas, Texas                                       75201-7424
-------------------------------                              ----------
(Address of Principal Executive                              (Zip Code)
         Offices)

      Registrant's telephone number, including area code: (214) 953-7700

                                   No Change
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


     Item 5. Other Events.1

     Attached as Exhibit 99.1 to this Current Report, the Registrant is filing an opinion regarding tax matters with the Securities and Exchange Commission as an exhibit to the Registrant's Registration Statement on Form S-3 (File No. 333-30759) (the "Registration Statement").

     Filed concurrently herewith under Form SE are certain materials (the "Computational Materials") furnished to the Registrant by Lehman Brothers Inc. (the "Underwriter") in respect of AMRESCO Residential Securities Corporation Mortgage Loan Pass-Through Certificates, Series 1999-1 Mortgage Loan Pass-Through Certificates, Class A, Class M1, Class M2 and Class B Certificates (the "Certificates"). The Certificates are being offered pursuant to a Prospectus Supplement, dated October 18, 1999, and a Prospectus, dated October 18, 1999 (together, the "Prospectus"), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under the Registration Statement. The Computational Materials are incorporated by reference in the Registration Statement.

     The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

     Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.


______________
1 Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.


Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  99.1      Opinion of Brown & Wood LLP,
                            Regarding tax matters

                  99.2      Computational Materials. (P)



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ACMRESCO RESIDENTIAL SECURITIES
                                           CORPORATION

                                           By:      /s/ Karen Cornell
                                              -----------------------------
                                           Name:  Karen Cornell
                                           Title: Assistant Secretary

Dated:  October 22, 1999


                                 EXHIBIT INDEX

Exhibit No.              Description                                 Page No.

99.1                     Opinion of Brown & Wood LLP                    6
                         regarding tax matters

99.2                     Computational Materials                        P


                   EXHIBIT 99.1 OPINION OF BROWN & WOOD LLP


                               October 22, 1999

AMRESCO Residential Securities Corporation
700 North Pearl Street, Suite 2400
Dallas, Texas  75201-7424

         Re: AMRESCO Residential Securities Corporation Registration Statement on Form S-3 (File No. 333-30759)

Ladies and Gentlemen:

         We have acted as counsel to AMRESCO Residential Securities Corporation in connection with the preparation and filing of the registration statement on Form S-3 (such registration statement, the "Registration Statement") filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), in respect of AMRESCO Residential Securities Corporation Mortgage Loan Trust 1999-1 Mortgage Loan Pass-Through Certificates (the "Certificates"). Our advice formed the basis for the description of federal income tax consequences appearing under the heading "Certain Federal Income Tax Consequences" in the prospectus supplement contained in the Registration Statement. Such description does not purport to discuss all possible federal income tax consequences of an investment in Certificates but with respect to those tax consequences which are discussed, it is our opinion that the description is accurate. In addition, assuming (i) the REMIC elections are made, (ii) the Pooling and Servicing Agreement is fully executed, delivered and enforceable against the parties thereto in accordance with its terms, (iii) the transaction described in the prospectus supplement is completed on substantially the terms and conditions set forth therein, and (iv) continuing compliance with the Pooling and Servicing Agreement, it is our opinion that, for federal income tax purposes, each of the three Lower Tier REMICs and the Upper Tier REMIC, all as described in the Pooling and Servicing Agreement, qualify as a REMIC within the meaning of
Section 860D of the Internal Revenue Code of 1986, as amended. Each class of the Offered Certificates, and the Class X Certificates represent ownership of "regular interests" in the Upper-Tier REMIC. The Class R Certificates represents ownership of the sole "residual interest" in each of the REMICs. In addition, for federal income tax purposes, the Credit Reserve Fund and the Basis Risk Reserve Fund are outside reserve funds, and not assets of any REMIC created under the Pooling and Servicing Agreement, that are beneficially owned by the holder of the Class X Certificate. The rights of the holders of the Offered Certificates to receive payments from the Basis Risk Reserve Fund represent, for federal income tax purposes, interests in an interest rate cap contract.

         We hereby consent to the filing of this letter as an Exhibit to the Registration Statement and to the reference to this firm in the Registration Statement and related prospectus supplement under the heading "Certain Federal Income Tax Consequences."

         We hereby consent to the filing of this letter and to the references to this firm under the headings "Legal Matters" and " Certain Federal Income Tax Consequences" in the Prospectus, without implying or admitting that we are "experts" within the meaning of the Act or the rules and regulations of the Securities and Exchange Commission issued thereunder, with respect to any part of the Prospectus.

                                                     Very truly yours,

                                                     /s/ Brown & Wood LLP


                   EXHIBIT 99.2 COMPUTATIONAL MATERIALS (P)

                     [To be filed on Form SE pursuant to a
                        continuing hardship exemption]